EXHIBIT 10.14(a)

[LETTERHEAD OF MPI RESEARCH]

SERVICES AGREEMENT ADDENDUM No. 1

Sponsor: Phage Biotechnology Corporation

Sponsor’s Representative: Jack Jacobs, Ph.D.

Date: November 19, 2004

Study Type: A Single Dose Pharmacokinetic Study of Recombinant Human Growth Factor (FGF-1) in Rats

Study Director: Mr. Robert Tawoda

Sponsor’s Study No:

MPI Research Study No.: 1118-001

MPI Research Proposal No.: 04-082217

Study Schedule:

Estimated Start Date:	November 17, 2004
Estimated Date of Terminal Necropsy:	To Be Determined
Estimated Audited Draft Report Date:	To Be Determined

Study Price:                $13,900 Original

Payment Schedule:

Animal Acquisition	$8,300
30 Days After Initial Billing	$4,200
At Mailing of Audited Draft Report	$1,400

THE WORK DESCRIBED IN THIS PROTOCOL WILL BE DONE UNDER THE TERMS AND CONDITIONS OF THE MASTER AGREEMENT BETWEEN MPI RESEARCH AND (Enter Sponsor Here) DATED (Enter Date Here) AND THIS ADDENDUM NO. IS INCORPORATED INTO AND MADE A PART OF SAID MASTER AGREEMENT. MODIFICATIONS TO THE STUDY PRICE, MUTUALLY AGREED UPON IN WRITING BY THE PARTIES, THAT OCCUR DURING THE COURSE OF THE ABOVE DEFINED PAYMENT SCHEDULE WILL BE REFLECTED ON THE NEXT SCHEDULED INVOICE, UNLESS OTHERWISE NOTED.

/s/ JACK JACOBS	/s/ ANDREJS DUMPIS
On behalf of (Enter Sponsor Here)	On behalf of MPI Research, Inc.

Date: 11/21/04	Date: 11/17/04